EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the period ended September 30, 2021 of China King Spirit Group Ltd. (FKA Jasmin Corp.), a Nevada corporation (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Transition Report”), I, Zanfang Wang, President and Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Quarterly Report fully complies with the requirements of Section 13(a) or15(d) of the Securities and Exchange Act of 1934, as amended; and

2.	The information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/ Zanfang Wang
Zanfang Wang President, Treasurer, Principal Executive Officer, Principal Financial Officer and Director Date: October 18, 2022